State Street Premier Growth Equity V.I.S. Fund	SPGSX (Class 1)

Summary Prospectus–May 1, 2020

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at www.ssga.com/geam/prospectus. You can also get this information at no cost by calling 1-800-242-0134 or by sending an email request to Statestreetfunds@ssga.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated May 1, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a Fund’s website (www.ssga.com/geam), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive all future reports in paper free of charge. To do so, contact your Insurance provider. Your election to receive reports in paper will apply to all funds held in your account.

Investment Objective
The investment objective of the State Street Premier Growth Equity V.I.S. Fund (the “Fund”) is long-term growth of capital and future income rather than current income.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”), but does not reflect the fees or charges imposed by the separate accounts (“Accounts”) of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, the costs shown below would be higher.

Shareholder Fees (fees paid directly from your investment):
Class 1
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).
Class 1
Management Fees	0.65%
Distribution and/or Shareholder Service (12b-1) Fees	N/A
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.91%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect the fees or charges imposed by the Accounts of the various life insurance companies through which shares of the Fund are offered. If these fees and charges were included, the expenses shown below would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1	$93	$290	$504	$1,120

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State Street Premier Growth Equity V.I.S. Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) under normal circumstances in equity securities, such as common and preferred stocks.

The Fund invests primarily in a limited number of large and medium sized companies (meaning companies with market capitalizations of $2 billion or more) that SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the Fund’s investment adviser, believes have above-average growth histories and/or growth potential. The Adviser selects equity securities from a number of industries based on the merits of individual companies, although at times the Fund’s investments may be focused in one or more market sectors, such as technology. In seeking to achieve the Fund’s investment objective with respect to future income, the Adviser also considers companies that have the potential to pay dividends in the future.

The Adviser seeks to identify securities of companies with characteristics such as:

•	above-average annual growth rates;

•	appropriate capital structures;

•	leadership in their respective industries; and/or

•	high quality management focused on generating shareholder value.

The Adviser may consider selling a security when one of these characteristics no longer applies, when the Adviser believes that the valuation has become excessive, or when more attractive alternatives are identified.

The Fund also may invest up to 25% of its total assets in foreign securities and up to 20% of its net assets (plus any borrowings for investment purposes) in debt securities. The Adviser may also use various types of derivative instruments (such as futures contracts, options and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Principal Risks

The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

State Street Global Advisors	2 of 6

State Street Premier Growth Equity V.I.S. Fund

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, regulatory, geopolitical, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical and other conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known issuers can be more volatile than the price of securities of larger issuers or the market in general.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Currency Risk: The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund’s assets denominated in foreign currencies.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.

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State Street Premier Growth Equity V.I.S. Fund

Diversification Risk: While the Fund operates as a “diversified” fund within the meaning of the Investment Company Act of 1940, as amended, the Fund may still hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.

Management Risk: The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of two broad-based securities market indices. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. The bar chart and average annual total returns table do not reflect the fees or charges imposed by the Accounts of the life insurance companies through which shares of the Fund may be purchased. If these fees and charges were included, returns would be lower than those shown. Current performance information for the Fund is available toll free by calling (800)-242-0134 or by visiting our website at www.ssga.com/geam.

Annual Total Returns (years ended 12/31)

Highest Quarterly Return: 16.13% (Quarter ended March 31, 2012)

Lowest Quarterly Return: -15.28% (Quarter ended September 30, 2011)

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State Street Premier Growth Equity V.I.S. Fund

Average Annual Total Returns (for the periods ended 12/31/19)

	One Year	Five Years	Ten Years	Inception Date

State Street Premier Growth Equity V.I.S. Fund Class 1	37.33%	12.67%	14.24%	12/12/1997

S&P 500® Index (does not reflect fees, expenses, or taxes)	31.49%	11.70%	13.56%

Russell 1000® Growth Index (does not reflect fees, expenses, or taxes)	36.39%	14.63%	15.22%

Investment Adviser

SSGA FM serves as the investment adviser to the Fund.

The professional primarily responsible for the day-to-day management of the Fund is William Sandow. Mr. Sandow has served as a portfolio manager of the Fund since 2017.

William Sandow is a Vice President of the Adviser and a Portfolio Manager in the Fundamental U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by State Street Global Advisors (“SSGA”).

Purchase and Sale of Fund Shares

The Fund does not offer its shares to the general public. Shares of the Fund are currently offered only to Accounts of various life insurance companies as funding vehicles for certain variable contracts issued by such life insurance companies.

State Street Variable Insurance Series Funds, Inc. (the “Company”) has entered into an agreement with the life insurance company sponsor of each Account (the “participation agreement”) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Fund. For information regarding the purchase and sale of Fund shares, see your insurance contract prospectus (the “contract prospectus”) or other disclosure document for such insurance contract which describes the particular Account and variable contract.

Tax Information

Since the Accounts of the various life insurance companies are the only shareholders of the Fund, no discussion is included herein as to the federal income tax consequences for such Accounts. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the contract prospectus or other disclosure document for such contract which describes the particular Account and variable contract.

Payments to Insurance Companies, Broker-Dealers and Other Financial Intermediaries

Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. The Company and its affiliates may pay such insurance companies (or their related companies) for the sale of shares of the Fund and/or administrative or other related services. When received by an insurance company, such payments may be a factor that the insurance company considers in including the Fund as an investment option in its variable contracts. The prospectus or other disclosure document for the variable contracts may contain additional information about these payments. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the variable contracts for the sale of shares of the Fund and related services. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in a variable contract. Ask the salesperson or visit the financial intermediary’s website for more information.

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State Street Premier Growth Equity V.I.S. Fund

State Street Global Advisors	SSF SP PGE 5-2020